UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2020

ARYA SCIENCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38688	98-1436307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY		10003 (Zip Code)
(Address of principal executive offices)

(212) 284-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the units	ARYA	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ARYAW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ARYAU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2020, ARYA Sciences Acquisition Corp. (“ARYA”) held an annual general meeting of its shareholders (the “General Meeting”), at which holders of 12,268,746 ordinary shares (consisting of 8,674,996 Class A ordinary shares and 3,593,750 Class B ordinary shares) were present in person or by proxy, representing 68.28% of the voting power of ARYA’s ordinary shares as of the date of the General Meeting, and constituting a quorum for the transaction of business. The proposal listed below is described in more detail in the registration statement on Form F-4 (the “Registration Statement”) of Immatics B.V. (“TopCo”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 10, 2020 and includes a combined prospectus of TopCo with respect to the securities to be issued in connection with proposed business combination of ARYA with Immatics Biotechnologies GmbH’s (“Immatics”) (the “Business Combination”) and a definitive proxy statement of ARYA with respect to the General Meeting (the “Proxy Statement”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved the Business Combination Agreement, dated March 17, 2020 (as amended), by and among ARYA, Immatics, TopCo, Immatics Merger Sub 1 and Immatics Merger Sub 2, the Business Combination, the First Merger, the Second Merger and the Plans of Merger (each as defined in the Proxy Statement). The voting results for this proposal were as follows:

For	Against	Abstain
12,268,746	0	0

As there were sufficient votes to approve the above proposal, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

No ordinary shares were tendered for redemption in connection with the approval of the Business Combination.

8.01 Other Events.

On June 29, 2020, ARYA and TopCo issued a joint press release announcing the voting results of the General Meeting. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARYA SCIENCES ACQUISITION CORP.

By:	/s/ Michael Altman
Name: Michael Altman Title: Chief Financial Officer

Date: June 29, 2020

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